SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.   20549




                                FORM 8-K



				     CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 18, 2003




                               VersarInc.
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         (Exact Name of Registrant as Specified in its Charter)



         Delaware                1-9309                 54-0852979
----------------------   ----------------------   ---------------------
    (State or Other         (Commission File          (IRS Employer
     Jurisdiction)               Number)            Identification No.)



              6850 Versar Center, Springfield, Virginia 22151
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                  (Address of Principal Executive Offices)



                             (703) 750-3000
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            (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Results of Operations and Financial Condition

	In accordance with SEC Release No. 33-8255, the following information is furnished. On September 16, 2003, Versar, Inc. announced via press release the Company's results for its fourth quarter ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  VERSAR, INC.





Date:  September 18, 2003           By    /S/ Lawrence W. Sinnott
                                      ___________________________
                                      Lawrence W. Sinnott
                                      Senior Vice President,
                                      Chief Financial Officer
                                      and Treasurer
                                      (Principal Financial Officer)


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				Exhibit 99.1

FOR IMMEDIATE RELEASE:		        TUESDAY, SEPTEMBER 16, 2003

      VERSAR, INC. RETURNS TO PROFITABLITY IN FOURTH QUARTER
          AND ANNOUNCES YEAR END RESULTS FOR FISCAL YEAR

Springfield, VA, Tuesday, September 16, 2003.  VERSAR, Inc.
(Amex: VSR) announced today the final results for the fourth quarter and fiscal year ended June 30, 2003. Net income for the fourth quarter was $519,000, or $0.07 per share compared to a net loss of $425,000, or ($0.06) per share for the previous year. The increase was due to higher labor billability throughout the entire Company and on-going cost reduction efforts to ensure that the Company's cost structure is in line with its business volume. Operating income for the fourth quarter of fiscal year 2003 was $564,000, a significant improvement of $1,095,000 over the results reported in the fourth quarter of fiscal year 2002. The higher operating results were achieved despite a decline in gross revenues for the fourth quarter of fiscal year 2003 which were $14,419,000, an 18% decrease over the prior fiscal year.

Gross revenues for fiscal year 2003 were $57,097,000, a 16% decrease compared to the results of fiscal year 2002. Sixty-seven percent of the decrease is due to the expected wind down of the STEPO protective suit contract. The balance is due to lower construction work in the Company's Architecture and Engineering segment. Operating income increased to $1,062,000, adjusted for non-recurring charges of $800,000, as compared to $619,000 in operating income in fiscal year 2002. During fiscal year 2003, the Company increased its tax valuation allowance (non-cash) by $1,097,000 due to the lower than projected earnings and non-recurring charges recorded during the year. Net income, adjusted for the non-recurring charges and the increase to the tax valuation allowance of $1,897,000, was $889,000 compared to $79,000 in fiscal year 2002.

Dr. Ted Prociv, President and CEO of Versar said "I am gratified that our management team was able to anticipate the revenue shortfalls earlier last year. As a result, we took the necessary actions this year to reduce costs and restructure the Company in a manner as to ensure consistent profitability going forward. These actions resulted in a solidly profitable fourth quarter."

Dr. Prociv continued, "The ramifications of the September 11, 2001 attack continue to affect Versar as they also do to the nation at large. Versar is well positioned in Homeland Defense and will continue to expand that portion of our business in all three business segments. This expansion occurred despite the delay in government expenditures in the past year. In the long term, Versar should significantly benefit from the increased spending by all levels of government for Homeland Defense.
We will continue our efforts in obtaining larger contract vehicles to provide for the expansion and sustainability of Versar's future.

Versar, Inc., headquartered in Springfield, VA, is a publicly held professional services firm supporting government and industry in national defense/homeland defense programs, environmental health and safety and infrastructure revitalization. Versar operates a number of web sites, including the corporate Web sites, http://www.versar.com, http://www.homelanddefense.com, and http://www.geomet.com;
and a B2B portal for homeland defense products and services, http://www.nbcprotect.com.

This press release contains forward-looking information.
The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described herein and in Versar's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2002.

Contact:  James Dobbs, Senior Vice President
(703) 642-6712
Email: jdobbs@versar.com

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                   VERSAR, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations
              (In thousands, except per share amounts)


                                         Years Ended June 30,
                                         --------------------
                                     2003       2002       2001
                                     ----       ----       ----
GROSS REVENUE                     $57,097    $67,988    $65,816
Purchased services and
  materials, at cost               21,917     29,799     26,335
                                  -------    -------    -------

NET SERVICE REVENUE                35,180     38,189     39,481

Direct costs of services
  and overhead                     28,349     31,254     32,071
Selling, general and
  administrative expenses           5,769      6,316      6,442
Non-recurring charge                  800        ---     (1,320)
                                  -------    -------    -------

OPERATING INCOME (LOSS)               262        619       (352)

OTHER EXPENSE

Interest expense                      166        203        438
Income tax expense                  1,104        257        240
                                  -------    -------    -------

(LOSS) INCOME FROM CONTINUING
  OPERATIONS                       (1,008)       159     (1,030)

(LOSS) INCOME FROM DISCONTINUED
OPERATIONS (net of tax)               ---        (80)       243
                                  -------    -------    -------

NET (LOSS) INCOME                 $(1,008)   $    79    $  (787)
                                  =======    =======    =======

(LOSS) INCOME PER SHARE FROM
CONTINUING OPERATIONS -
BASIC AND DILUTED                 $  (.14)   $   .02    $  (.16)
                                  =======    =======    =======

(LOSS) INCOME PER SHARE FROM
DISCONTINUED OPERATIONS -
BASIC AND DILUTED                 $   ---    $  (.01)   $   .04
                                  =======    =======    =======

NET (LOSS) INCOME PER SHARE -
BASIC AND DILUTED                 $  (.14)   $   .01    $  (.12)
                                  =======    =======    =======

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING - BASIC          7,231      6,709      6,470
                                  =======    =======    =======

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING - DILUTED        7,231      6,998      6,470
                                  =======    =======    =======

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